UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

BUILDERS FIRSTSOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-51357 (Commission File Number)	52-2084569 (I.R.S. Employer Identification No.)

2001 Bryan Street, Suite 1600
Dallas, Texas 75201
(214) 880-3500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01 Other Events.

On July 25, 2005, Builders FirstSource, Inc. issued a press release announcing that the underwriters of its previously completed initial public offering of 12,250,000 shares of its common stock have fully exercised their over-allotment option to purchase an additional 1,837,500 shares of the company’s common stock from the selling stockholders. Included as an exhibit to this current report on Form 8-K is a copy of the related press release dated July 25, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

     See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
July 25, 2005	/s/ CHARLES L. HORN
Charles L. Horn
Senior Vice President – Chief Financial Officer

Exhibit
Number	Description

99.1	Press release issued July 25, 2005